Exhibit 99.1

LIFETIME BRANDS, INC.

COMPENSATION COMMITTEE CHARTER

This Charter governs the operations of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Lifetime Brands, Inc. (the “Company”). The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. This Charter may be amended only by the affirmative vote of the Board.

Organization

The Committee shall be appointed by the Board and shall comprise at least two directors, each of whom (a) shall have been determined by the Board to be “independent,” as defined by the rules of the United States Securities and Exchange Commission (the “SEC”) and The NASDAQ Stock Market, Inc. (“NASDAQ”), (b) shall be a “non-employee director” as such term is used in Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and (c) satisfies the requirements to be an “outside director” for purposes of Section 162(m) of the Internal Revenue Code, and (d) except as provided in the NASDAQ rules, shall not accept directly or indirectly any consulting, advisory or other compensatory fee from the Company or any subsidiary thereof. Members of the Committee may be removed at any time by the Board in its discretion. The Board shall also appoint one member of the Committee as the Committee’s Chair.

Meetings

The Committee shall meet as often as it deems necessary to fulfill its responsibilities and shall report to the Board following each meeting. The Committee may delegate any of its responsibilities to one or more subcommittees, each of which shall be composed of two or more members, as the Committee may deem appropriate.

Purpose

The purpose of the Committee shall be to assist the Board in discharging its overall responsibilities relating to executive compensation.

Responsibilities and processes

The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The following shall be the principal duties and responsibilities of the Committee and are set forth as a guide, with the understanding that the Committee may supplement them as appropriate:

•	The Committee shall advise the Board with respect to the Company’s compensation practices.

•	The Committee shall review and approve compensation principles that apply generally to the Company’s executive and senior employees.

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The Committee shall establish and review corporate goals and objectives relevant to the compensation of the Chief Executive Officer and the Chief Operating Officer of the Company, evaluate their performance in light of the established goals and objectives and approve their annual compensation. The Chief Executive Officer and Chief Operating Officer, as applicable, shall not be present during deliberations or voting for such officer’s compensation.

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The Committee shall review the corporate goals and objectives established by the Chief Executive Officer (“CEO”) and the Chief Operating Officer (“COO”) of the Company relevant to the compensation of all other executive officers of the Company and all direct reports of the CEO and COO and review and, based primarily on the evaluations and recommendations of the CEO and the COO of the Company of the performance of such executive officers and direct reports in light of the established goals and objectives, approve their annual compensation.

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The Committee shall review the evaluation process and compensation structure for the other members of the senior management of the Company and provide oversight regarding management’s decisions concerning the performance and compensation of such senior management.

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The Committee shall administer and shall oversee the Company’s compliance with the requirements under the NASDAQ Marketplace Rules, with respect to the Company’s long-term incentive compensation plans.

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The Committee shall have the authority, in its sole discretion, to retain or obtain and terminate at the Company’s expense, a compensation consultant(s) to assist the Committee in its evaluation of executive compensation, and any legal and other advisors that it deems necessary for the fulfillment of its responsibilities, including the sole authority to approve fees and other retention terms of such consultant(s) and other advisors. The Committee shall be directly responsible for the appointment, compensation and oversight of the work of any such compensation consultant, legal counsel and other adviser retained by the Committee. The Company shall provide for appropriate funding, as determined by the Committee in its reasonable discretion, for payment of reasonable compensation to a compensation consultant(s), legal counsel or any other adviser retained by the Committee.

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The Committee may select, or receive advice from a compensation consultant, legal counsel or other adviser to the compensation committee, other than in-house legal counsel, only after taking into consideration the following factors (collectively, the “Consideration Factors”):

•	the provision of other services to the Company by the entity that employs the compensation consultant, legal counsel or other adviser;

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the amount of fees received from the Company by the entity that employs the compensation consultant, legal counsel or other adviser, as a percentage of the total revenue of the entity that employs the compensation consultant, legal counsel or other adviser;

•	the policies and procedures of the entity that employs the compensation consultant, legal counsel or other adviser that are designed to prevent conflicts of interest;

•	any business or personal relationship of the compensation consultant, legal counsel or other adviser with a member of the Committee;

•	any stock of the Company owned by the compensation consultant, legal counsel or other adviser; and

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any business or personal relationship of the compensation consultant, legal counsel, other adviser or the entity employing the adviser with an Executive Officer of the Company (collectively, the “Consideration Factors”).

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Nothing in this charter shall be construed: (i) to require the Committee to implement or act consistently with the advice or recommendations of the compensation consultant, legal counsel or other adviser to the Committee; or (ii) to affect the ability or obligation of the Committee to exercise its own judgment in fulfillment of the duties of the Committee.

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The Committee is not required to conduct an independence assessment for a compensation adviser that acts in a role limited to the following activities for which no disclosure is required under Item 407(e)(3)(iii) of Regulation S-K: (a) consulting on any broad-based plan that does not discriminate in scope, terms, or operation, in favor of executive officers or directors of the Company, and that is available generally to all salaried employees; and/or (b) providing information that either is not customized for a particular issuer or that is customized based on parameters that are not developed by the adviser, and about which the adviser does not provide advice.

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At least once annually, the Committee shall evaluate each compensation consultant, legal counsel and other advisor that provides advice to the Committee, other than in-house legal counsel, taking into consideration each of the Consideration Factors.

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The Committee shall review and discuss the Compensation Discussion and Analysis (the “CD&A”) required to be included in the Company’s proxy statement and annual report on Form 10-K by the rules and regulations of the SEC with management and, based on such review and discussion, determine whether or not to recommend to the Board that the CD&A be so included.

•	The Committee shall produce the annual Compensation Committee Report for inclusion in the Company’s proxy statement in compliance with the rules and regulations promulgated by the SEC.

•	The Committee shall perform an evaluation of its performance annually to determine whether it is functioning effectively.

•	The Committee shall make regular reports to the Board.

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The Committee shall review and discuss compensation programs that may create incentives that can affect the Company’s risk and management of that risk. To the extent it is determined that such risks are reasonably likely to have a material adverse effect on the Company, the Committee will review and discuss with Company management and other relevant personnel how such disclosure will be made in the Company’s CD&A.

This Charter was approved by the Board of Directors on June 27, 2013.